EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005 (the “Report”) by Bentley Pharmaceuticals, Inc. (the “Registrant”), the undersigned hereby certifies that, to his knowledge:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James R. Murphy
James R. Murphy
Chairman of the Board of Directors,
President and Chief Executive Officer
(Principal Executive Officer)

August 9, 2005